Exhibit 10.1.1

No.	Number of Shares:	Date of Grant:

VITACUBE SYSTEMS HOLDINGS, INC.

INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is made effective as of           , 200  , between                    (the “Optionee”) and VITACUBE SYSTEMS HOLDINGS, INC., a Nevada corporation (the “Company”).

1.                                       Grant of Option.  The Company, pursuant to the VitaCube Systems Holdings, Inc. 2003 Stock Incentive Plan (“Plan”), a copy of which is attached as Attachment A, hereby grants to the Optionee, an option (the “Option”) to purchase from the Company an aggregate of         Common Shares, as such Common Shares are now constituted, at the purchase price of $       per share (the “Option Price”).  Such Option is intended to be an Incentive Stock Option as defined in the Plan.  The provisions of the Plan governing the terms and conditions of Incentive Stock Options are incorporated in full by this reference.  Certain capitalized terms used in this Agreement and not defined herein will have the meaning set forth in the Plan.

2.                                       Termination.  Unless terminated earlier as provided herein or in the Plan, the Option will terminate and be of no force or effect after 5:00 p.m. Mountain Time on              ,         (the “Expiration Date”).

3.                                       Exercise of Option.

3.1                                 Subject to the provisions of the Plan and as provided herein regarding termination of the Option, this Option will vest and be exercisable in increments as follows:

Number of
Date	Common Shares Vested

3.2                                 Notwithstanding the above, in the event of a Change in Control, the Option will earlier vest and be exercisable as provided in the Plan.

3.3           Optionee may exercise this Option only with respect to whole shares.

4.                                       Method of Exercise.  The Option evidenced hereby is exercisable by delivery to and receipt by the Company of (a) a written notice of election to exercise (“Exercise Notice”), substantially in the form set forth in Attachment B hereto, specifying the number of Common Shares to be purchased; (b) payment of the Option Price in full for the number of Common Shares specified in the Exercise Notice; and (c) this Agreement for endorsement of exercise by the Company on Schedule I hereof.

5.                                       Payment of Purchase Price.  The Option Price is payable in cash or certified check payable to the order of the Company.  Upon the prior written consent of the Committee, the Option Price may be paid by a recourse promissory note in favor of the Company.

6.                                       Early Termination.  The right to exercise this Option is subject to the following additional limitations:

6.1                                 This Option will terminate immediately with respect to any Common Shares for which this Option has not been exercised upon the occurrence of the following events:

(a)                                  The termination of Optionee’s employment with the Company by the Company For Cause.

(b)                                 A breach by Optionee of any confidentiality, noncompetition, or nonsolicitation covenant contained in any employment agreement or any other agreement executed by the Optionee for the benefit of the Company.

(c)                                  The consummation of a Change in Control, unless the agreement governing the Change in Control provides otherwise.

(d)                                 The dissolution or liquidation of the Company other than in connection with a Change in Control.

6.2                                 If the Optionee’s employment with the Company is terminated other than For Cause, including termination because of Optionee’s death or disability, this Option will be exercisable, to the extent it was exercisable on the date the Optionee’s employment terminated, for a period of three months following such termination of employment.  Upon the expiration of the three-month exercise period, or, if earlier, upon the Expiration Date of this Option, the Option will terminate and cease to be outstanding for any Common Shares for which this Option has not been exercised.

7.                                       Transferability of Option.  During the lifetime of the Optionee, the Option is exercisable only by the Optionee and is not assignable or transferable.  If the Optionee dies prior to the Expiration Date, the Option to the extent exercisable on the date of Optionee’s death may be exercised by the personal representative of the Optionee’s estate, or by the persons to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

8.                                       Restrictions on Option Shares.  Optionee may not sell, pledge, or otherwise transfer any interest in any Common Shares (the “Option Shares”) acquired pursuant to exercise of the Option except pursuant to an effective registration under the Securities Act of 1933, as amended (the “Act”) and the applicable state securities laws (“State Acts”) or if exemptions from such registration are available.  Optionee understands that the Company may require an opinion of Optionee’s counsel or other evidence satisfactory to the Company that any such transfer is not in violation of the Act or State Acts.  Unless the Option Shares are subject to an effective registration, the certificates representing the Option Shares will bear a legend substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS UNLESS EXEMPTIONS FROM REGISTRATION THEREUNDER ARE AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF VITACUBE SYSTEMS HOLDINGS, INC. (THE “COMPANY”).

9.                                       Notice of Disqualifying Disposition.  If Optionee sells or otherwise disposes of any of the Option Shares on or before the later of (a) the date two years after the Date of Grant, or (b) the date one year after the date of exercise, Optionee will immediately notify the Company in writing of such disposition.  Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from such disposition.

10.                                 Governing Law.  This Agreement will be governed by and construed under the laws of the state of Colorado.

11.                                 Notices.  Any and all notices, designations, consents, offers, acceptances, or any other communication provided for herein must be given in writing and will be deemed to have been duly given, (a) if delivered by personal delivery; (b) when sent by email or confirmed facsimile, if sent on a business day before 5:00 p.m. and, otherwise on the next business day; (c) one business day after being deposited with a nationally recognized overnight courier; or (d) five days after being mailed, registered or certified mail, postage prepaid.  Such communications will be addressed, in the case of the Company, to its principal office, and in the case of the Optionee, to Optionee’s address appearing on the record books of the Company or Optionee’s residence, or at such other address as may be designed by Optionee.

12.                                 Entire Agreement.  This Agreement contains the entire agreement and the understanding by and between the parties with respect to the subject matter hereof.

13.                                 Succession.  Except as otherwise provided herein or in the Plan, this Agreement will be binding upon and will enure to the benefit of the parties, their heirs, successors, assigns, and legal representatives.

14.                                 Severability.  If any provision of this Agreement is found to be illegal or unenforceable for any reason whatsoever, the Agreement will be interpreted and construed without reference to such provision, and the balance of the Agreement will remain in full force and effect.

15.                                 Paragraph Headings.  The paragraph headings are inserted in this Agreement for convenience only and are not intended to affect the terms of this Agreement.

16.                                 Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original and which together will constitute a single instrument.

17.                                 Execution By Optionee Required.  For this Agreement to be effective, the Optionee must sign the following page (the “Acceptance Page”) and return it to the Company.  THIS AGREEMENT WILL BE DEEMED WITHDRAWN AND THE OPTION WILL BE OF NO FORCE OR EFFECT UNLESS THE OPTIONEE HAS SIGNED AND RETURNED THE ACCEPTANCE PAGE TO THE COMPANY WITHIN 60 DAYS FROM THE DATE THIS AGREEMENT IS SIGNED ON BEHALF OF THE COMPANY.

VITACUBE SYSTEMS HOLDINGS, INC.

Dated:	By:
Authorized Officer

ACCEPTANCE BY OPTIONEE

The undersigned, by his or her signature below, hereby accepts the Option, acknowledges having read this Agreement and the Plan, and agrees to be bound by all provision set forth herein and in the Plan.

OPTIONEE

Dated:
[NAME]

Address:

Social Security Number:

Attachment A

(Copy of VitaCube Systems Holdings, Inc.
2003 Stock Incentive Plan)

A-1

Attachment B

(Suggested form of Exercise Notice - please retype or make a copy of this letter before using.)

Date:

Treasurer
VitaCube Systems Holdings, Inc.
480 South Holly Street
Denver, CO 80246

Dear Sir:

In accordance with the Incentive Stock Option Agreement (the “Agreement”) evidencing the option granted to me on             , 200    , under the VitaCube Systems Holdings, Inc. 2003 Stock Incentive Plan, I hereby elect to exercise the option to the extent of            Common Shares (the “Shares”).  In connection with this exercise, enclosed is the original Agreement for endorsement by the Company as to exercise on Schedule I thereof.

In payment of the purchase price (initial all that apply):

       A.                                                              I enclose a check or money order payable to the order of “VitaCube Systems Holdings, Inc.” in the amount of $              .

       B.                                                                Promissory Note (prior approval of the Committee required).

In the event I hereafter sell any of the Shares within one year from the date of this exercise or within two years after the date of grant of this option, I agree to notify the Company promptly of the amount of taxable compensation realized by me by reason of such event for federal income tax purposes.

I agree to execute and deliver such additional documents reasonably requested by the Company with respect to my acquisition of the Shares.

When the certificate for the Shares has been issued, please deliver it to me, along with my endorsed Agreement if the option was not exercised in full, at the address set forth below my signature.

[Signature]	[Address]

[Print Name]

[Social Security Number]

B-1

Optionee:	Option No.	Date of Grant:

Schedule I

Date	Shares Purchased	Payment Received	Unexercised Shares Remaining	Issuing Officer Initials